SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): December 1, 2000
                                                         -----------------


                            Finlay Enterprises, Inc.
                            ------------------------
             (Exact name of registrant as specified in its charter)

    Delaware                        0-25716                      94-2691724
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(State or other                   (Commission                  (IRS Employer
jurisdiction of                   File Number)               Identification No.)
 incorporation)


         529 Fifth Avenue, New York, New York                  10017
         ------------------------------------               ----------
         (Address of principal executive offices)           (zip code)


       Registrant's Telephone Number, including Area Code: (212) 808-2060
                                                           --------------

                                       N/A
             ------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.

         On December 1, 2000, Finlay Enterprises, Inc. (the "Company") announced that its Board of Directors had approved a stock repurchase program to acquire up to $20 million of outstanding common stock. Under the program, the Company, from time to time at the discretion of management, may purchase its common stock on the open market through September 29, 2001. The extent and timing of repurchases will depend upon general business and market conditions, stock prices, availability under the Company's revolving credit facility and its cash position and requirements going forward. The program may be modified, extended or terminated by the Company's Board of Directors at any time.




                                    SIGNATURE
                                    ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                   FINLAY ENTERPRISES, INC.
                                                   (Registrant)

Dated:  December 1, 2000                           By: /s/ BRUCE ZURLNICK
                                                       -------------------------
                                                       Bruce Zurlnick
                                                       Senior Vice President and
                                                       Chief Financial Officer